SUMMARY PROSPECTUS

IronBridge Large Cap Fund (IBLCX)

Advised by:
RMB Capital Management, LLC

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.  You may find the Fund’s prospectus and other information about the Fund online at www.ironbridgefunds.net/funds/forms.  You may also get this information at no cost by calling 1-877-861-7714 or by sending an e-mail request to ironbridgeclientservice@rmbcap.com.

The Fund’s full prospectus and statement of additional information, each dated October 30, 2017 are incorporated into this Summary Prospectus by reference.  You may obtain a copy of the Fund’s statement of additional information in the same manner as the Fund’s prospectus.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus.  Any representation to the contrary is a criminal offense.

October 31, 2017

IRONBRIDGE LARGE CAP FUND

Investment Objective.

The investment objective of the IronBridge Large Cap Fund (“Large Cap Fund”) is capital appreciation.

Portfolio Fees and Expenses.

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Large Cap Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases	NONE
Maximum Deferred Sales Charge (Load)	NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	NONE
Redemption Fee (as a percentage of amount redeemed, if applicable)	NONE
Exchange Fee	NONE
Maximum Account Fee(1)	$15
(1) A service fee of $15 may be imposed for shares redeemed by wire.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.65%
Distribution (12b-1) Fees	NONE
Other Expenses	0.46%
Total Annual Fund Operating Expenses	1.11%
Fee Waiver and/or Expense Reimbursement (1)	-0.31%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement	0.80%

(1)
RMB Capital Management, LLC (the “Adviser”) has contractually agreed to reduce its compensation due from and/or assume expenses of the Large Cap Fund to the extent necessary to ensure that the Large Cap Fund’s operating expenses (excluding taxes, interest, brokerage commissions and acquired fund fees and expenses, if any, and other extraordinary expenses) do not exceed 0.80% of the Large Cap Fund’s average net assets.  The fee waiver and expense reimbursement agreement is in effect until November 1, 2018, with successive renewal terms of one year thereafter unless terminated by IronBridge Funds, Inc. (the “Company”) or the Adviser prior to any such renewal.  Prior to November 1, 2018, the expense cap agreement can be terminated by the Company’s Board of Directors or shareholders.  To the extent the Adviser waives its compensation and/or absorbs expenses to satisfy the expense cap, it may seek repayment by the Large Cap Fund of a portion or all of such amounts at any time within three years from the fiscal year on which such amounts were waived or absorbed, provided that the SMID Cap Fund is able to make the repayment without exceeding the lesser of the expense cap in effect at the time of the waiver or in effect at the time of the repayment.

Expense Example.

This Example is intended to help you compare the cost of investing in the Large Cap Fund with the cost of investing in other mutual funds.

This Example assumes that you invest $10,000 in the Large Cap Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Large Cap Fund’s operating expenses remain the same (taking into account the expense cap for one year).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you sell your shares in:	1 Year	3 Years	5 Years	10 Years
Large Cap Fund	$83	$325	$587	$1,335

Portfolio Turnover.

The Large Cap Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance. During the most recent fiscal year, the Large Cap Fund’s portfolio turnover rate was 26% of the average value of its portfolio.

Principal Investment Strategies.

The Large Cap Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets (plus borrowings for investment purposes) in equity securities of companies with large market capitalizations.  For this purpose, the Adviser defines a large capitalization company as any company with a market capitalization in excess of $5 billion, which definition is applied at the time of purchase.  The Large Cap Fund may invest in unsponsored American Depositary Receipts and/or Global Depositary Receipts.

The Adviser actively manages the Large Cap Fund by applying an economic return framework, which measures the Large Cap Fund’s return on investment and adjusts for factors such as inflation or accounting treatments.  This is a valuation model that uses cash flow to determine a company’s value, rather than traditional accounting measures such as corporate performance, earnings and book value.  The Adviser uses this methodology to identify attractively-priced companies, and as a result, the Large Cap Fund invests primarily in growth and value-style equity securities.

The Adviser reduces positions or sells securities in the Large Cap Fund for a variety of reasons, such as when the securities reach their target price or when a position would exceed 5% of the Large Cap Fund’s net assets.

Principal Investment Risks.

Market Risk.  The general level of stock prices as a whole could decline, causing a decline in the value of your investment.

Stock Selection Risk.  Individual stocks may decline in value or not increase in value, even when the stock market in general is rising.

Liquidity Risk. The Adviser may not be able to sell the Large Cap Fund’s securities at a time or at a price that would benefit the Fund.

Equity Securities Risk.  Equity securities, such as common stocks, are subject to greater volatility and chance of decline than other securities, such as fixed-income securities.

Management Risk.  There is no guarantee that the Adviser will choose investments that increase in value.

Growth Investing Risk. Growth companies are generally more susceptible than established companies to market events and sharp declines in value.

Value Investing Risk.  Value stocks may not increase in price, may not issue the anticipated stock dividends or may decline in price, based upon the market’s belief of the issuer’s intrinsic worth.

American Depositary Receipt (ADR) / Global Depositary Receipt (GDR)  / European Depositary Receipts (“EDRs”) Risk.  ADRs are receipts issued by U.S. banks evidencing ownership in securities of foreign issuers, and GDRs and EDRs are receipts issued by banks in more than one country evidencing ownership in securities of foreign issuers.  Securities of foreign issuers, and consequently ADRs, GDRs, and EDRs may decrease in value due to changes in currency exchange rates, the economic climate in the issuer’s home country or for a variety of other reasons.

Loss of Money Risk.  Loss of money is a risk of investing in the Large Cap Fund.

Performance.  The bar chart and table below show how the Large Cap Fund has performed in the past and provides some indication of the risks of investing in the Large Cap Fund.  The table shows how the performance of the Large Cap Fund has varied from year to year as compared with the performance of the Russell 1000® Index, a securities index that measures the performance of the large-cap segment of the U.S. equity universe.  Keep in mind that past performance (before and after taxes) may not indicate how well the Large Cap Fund will perform in the future.  Updated performance information can be found on our website at www.ironbridgefunds.net or by calling toll-free to 1-877-861-7714.

Calendar Year Total Returns
Annual Total Returns for Large Cap Fund
for the years ended December 311

[1]	For the nine-month period ended September 30, 2017, the Large Cap Fund had a return of 12.12%.

During the periods shown above, the highest return for the Large Cap Fund for a calendar quarter was 8.71% (for the quarter ended December 31, 2013) and the lowest return for a calendar quarter was -5.47% (for the quarter ended September 30, 2015).
Average Annual Total Returns
(for the periods ended December 31, 2016)
Fund/Index	One Year	Since Inception (March 30, 2012)
Large Cap Fund
Return Before Taxes	9.30%	11.00%
Return After Taxes on Distributions	8.62%	9.75%
Return After Taxes on Distributions and Sale of Fund Shares	5.83%	8.59%
Russell 1000® Index (reflects no deduction for fees, expenses or taxes)	12.05%	12.59%

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect during each year of the periods shown and do not reflect the impact of state and local taxes.  Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown above.  After-tax returns are not relevant if you hold your Large Cap Fund shares through a tax-deferred arrangement, such as a 401(k) plan, individual retirement account (IRA) or 529 college savings plan.

Management.

Investment Adviser.  RMB Capital Management, LLC.

Portfolio Managers.  The Large Cap Fund is jointly and primarily managed by Paul Murphy (portfolio manager since inception), Charles P. Henness (portfolio manager since inception) and John K. O’Connor (portfolio manager since inception).

Purchase and Sale of Large Cap Fund Shares.

Investors may purchase or redeem Large Cap Fund shares on any business day by mail (IronBridge Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin, 53201-0701) or by wire transfer.  The minimum initial and subsequent investment amounts for the Large Cap Fund are as follows:

	Minimum Initial Investments	Minimum Subsequent Investments
Large Cap Fund	$100,000	$1,000

Tax Information.

The Large Cap Fund intends to make distributions that may be taxed as ordinary income or capital gains.  If you hold your Large Cap Fund shares through a tax-deferred arrangement, you will not be taxed on dividends and capital gains distributions at the time they are made, but you may be taxed later upon withdrawal of monies from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries.

If you purchase Large Cap Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Large Cap Fund and/or the Adviser may pay the intermediary for the sale of Large Cap Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Large Cap Fund over another investment.  Ask your sales person or visit your financial intermediary’s website for more information.

IronBridge Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
 Milwaukee, Wisconsin 53201-0701

1-877-861-7714

www.ironbridgefunds.net

The Company’s 1940 Act File Number is 811-22397.